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                                                                   EXHIBIT 10.38


      FIFTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY
                         AGREEMENT: SECURITIES ACCOUNT


THIS FIFTH AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO AGREEMENT:
SECURITIES ACCOUNT (this "Amendment") is entered into as of January 11, 2002, by and between HNC SOFTWARE INC., a Delaware corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").


                                    RECITALS

           WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of July 11, 1997, as amended from time to time ("Credit Agreement").

           WHEREAS, in connection with the Credit Agreement, Borrower has executed and delivered to Bank a Security Agreement: Securities Account and Addendum thereto (collectively, the Security Agreement") dated as of March 15, 2000.

           WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and Security Agreement and have agreed to amend the Credit Agreement and Security Agreement to reflect said changes.

           NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement and Security Agreement shall be amended as follows:

           1. Section 1.1(c) of the Credit Agreement is hereby amended to read as follows:

                      "(c) Borrowing and Repayment. Borrower may from time to time during the term of the Line of Credit borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions contained herein or in the Line of Credit Note; provided however, that the total outstanding borrowings under the Line of Credit (including without limitation, the amount available to be drawn under outstanding Letters of Credit) shall not at any time exceed (i) the maximum principal amount available thereunder, as set forth above, less (ii) the PCS Credit Exposure. The term "PCS Credit Exposure" means the aggregated principal amount outstanding from time to time of loans made by Bank's Private Client Services Division ("PCS") under its Executive Home Equity Loan Program to Borrower's directors, officers or employees, which loans are guaranteed by Borrower, provided, however, that the PCS Credit Exposure shall not exceed $4,000,000.00. Nothing herein obligates Bank (including PCS) to make any such or other loans to Borrower's directors, officers or employees."

           2. The first sentence of Section 1.4 of the Credit Agreement (added in the Third Amendment to Credit Agreement) is hereby amended to read as follows:

                      "As security for all indebtedness of Borrower to Bank subject hereto and under Borrower's guaranties of the PCS Credit Exposure, Borrower hereby grants to Bank security interests of first priority in Borrower's Custody Account No. 358-214459 maintained with Bank, and Borrower's deposit account No. 4091-382226 maintained




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           with Bank. All references to deposit account No. 4417-802659 in any
           Security Agreement previously executed by Borrower in favor of Bank are hereby deemed to read deposit account No. 4091-382226."

           3. The term "Indebtedness" as defined and used in the Security Agreement shall include, without limitation, (a) all indebtedness of Borrower to Bank under or in connection with the Credit Agreement and the Loan Documents (as such term is defined in the Credit Agreement) and (b) Borrower's guaranties of the PCS Credit Exposure, as defined above.

           4. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Agreement. This Amendment and the Credit Agreement shall be read together, as one document.

           5. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of the Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

           IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

                                                     WELLS FARGO BANK,
HNC SOFTWARE INC.                                    NATIONAL ASSOCIATION

By: /s/ JOHN MUTCH                                   By: /s/ ALVA DIAZ
    -------------------------                            -----------------------
    John Mutch                                           Alva Diaz
    Chief Executive Officer                              Vice President


By: /s/ KENNETH J. SAUNDERS
    -------------------------
    Kenneth J. Saunders
    Chief Financial Officer





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